Discontinued Operations (Notes)	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Discontinued Operations
In June 2013, we entered into a definitive agreement under which MicroPort Medical B.V., a subsidiary of MicroPort Scientific Corporation (MicroPort), would acquire our OrthoRecon business. Our OrthoRecon business consists of hip and knee implant products. On January 9, 2014, we completed our divestiture and sale of the OrthoRecon business to MicroPort. Pursuant to the terms of the asset purchase agreement with MicroPort, the Purchase Price (as defined in the asset purchase agreement) for the OrthoRecon business was approximately $287.1 million, which MicroPort paid in cash. See Note 22 for discussion of the estimated impact of this subsequent event on our 2014 results.
All current and historical operating results for the OrthoRecon segment are reflected within discontinued operations in the consolidated financial statements. In addition, costs associated with corporate employees and infrastructure being transferred as a part of the sale have been included in discontinued operations. The following table summarizes the results of discontinued operations (in thousands):

	Twelve Months Ended
	December 31,
	2013	2012	2011
Revenue	$231,865	$269,671	$302,193
Income before tax	9,489	11,946	4,700
Income tax provision	3,266	3,275	2,448
Income from discontinued operations, net of tax	6,223	8,671	2,252

All assets and associated liabilities to be transferred to MicroPort have been classified as assets and liabilities held for sale on our consolidated balance sheet. The following table summarizes the assets and liabilities held for sale (in thousands):

	December 31, 2013	December 31, 2012
Assets
Cash	$201	$—
Accounts receivable	59,172	67,434
Inventories, net	74,807	86,792
Property, plant & equipment, net	92,436	96,759
Goodwill	25,802	25,652
Intangible assets, net	1,738	2,610
Deferred income taxes	1,197	2,200
Other current and long-term assets	19,105	14,767
Assets held for sale	$274,458	$296,214

Liabilities
Accounts payable	$9,553	$5,666
Other current liabilities	21,668	27,327
Other long-term liabilities	1,399	2,031
Liabilities held for sale	$32,620	$35,024

Certain liabilities associated with the OrthoRecon business, including product liability claims associated with hip and knee products sold prior to the closing, will not be assumed by MicroPort. Estimated liabilities, if any, for such claims, and accrued legal defense costs for fees that have been incurred to date, are therefore excluded from liabilities held for sale. Concomitant receivables associated with liability insurance recoveries are also excluded from assets held for sale. MicroPort will be responsible for product liability claims associated with products it sells after the closing. Subject to the provisions of the definitive agreement, we will continue to be responsible for defense of existing patent infringement cases and associated legal defense costs, and for resulting liabilities, if any. Costs associated with legal defense, income associated with product liability insurance recoveries, and changes to any contingent liabilities associated the OrthoRecon business have been reflected within results of discontinued operations, and we will continue to reflect these within results of discontinued operations in future periods.